Powering and transforming financial markets Earnings Conference Call Fiscal Fourth Quarter and Full-Year 2026 August 4, 2026 EXHIBIT 99.2

1 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2027 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2026 (the “2026 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2026 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2 Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Adjusted EBITDA, Adjusted EBITDAR, Adjusted Debt, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Free cash flow conversion, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Position Growth, which is comprised of equity position growth and mutual fund/ETF position growth, and Internal Trade Growth. Beginning in the fourth quarter of fiscal year 2026, the Company began presenting information on “equity revenue position growth”. Equity revenue position growth excludes small or fractional equity positions for which the Company does not recognize revenue (“non-revenue positions”). Prior-year period comparative information for this metric is not available. Please refer to Item 7. Management’s Discussion and Analysis of Financial Condition of the 2026 Annual Report for a discussion of Revenues, Recurring revenue, Position Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Notes on Presentation Amounts presented in this presentation may not sum due to rounding. All FY’25 and FY’26 Recurring revenue dollar amounts shown in this presentation are GAAP. Recurring revenue growth percentages for FY’23, FY’24, FY’25, and FY’26, and FY’27 Guidance, are shown as constant currency (Non-GAAP). Recurring revenue growth percentages for FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for that respective year. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3 Key messages Broadridge is delivering today while building the digital, agentic, and tokenized business of tomorrow Fourth quarter results capped off a strong Fiscal Year 2026, including 8% Recurring revenue growth constant currency, 12% Adjusted EPS growth, 110% Free cash flow conversion, and Closed sales of $305 million Broadridge is executing across Governance, Capital Markets and Wealth & Investment Management while building the infrastructure for the markets of tomorrow by driving digital communications, scaling agentic AI, and accelerating tokenized assets The evolution toward tokenized markets is a tailwind and significant opportunity for Broadridge as we build a leadership position across our franchises Broadridge returned over $1 billion to shareholders in Fiscal Year 2026 through dividends and a record $600 million of share repurchases. Our Board has authorized a 12% increase in the annual dividend, the 20th annual increase in our 20 years as a public company Fiscal Year 2027 guidance calls for another strong year, including 6-8% Recurring revenue growth constant currency and 8-12% Adjusted EPS growth while funding tokenization, AI, and platform investments 1 2 3 4 5

4 We are driving democratization and digitization in Governance… FY'22 FY'23 FY'24 FY'25 FY'26 $3.0B8%8% Y-O-Y GROWTH FY’26 RECURRING REVENUE Avg. Annual Growth $3.0B HIGHLIGHTS 1 2 3 Strong investor participation trends included double-digit equity position growth, while fund position growth remained solid Shareholder engagement solutions are scaling, with $800B+ live on the AI-powered Custom Policy Engine, 900+ funds using Pass- Through voting, and five new Standing Voting Instruction clients Proxy communications rose to 91% digital, and BRCC recorded its fourth consecutive year of double-digit digital revenue growth SEC’s proposed e-delivery rule is expected to further accelerate the transition to digital communications 4

5 FY'22 FY'23 FY'24 FY'25 FY'26 …simplifying and innovating in Capital Markets… $1.2B14%5% Y-O-Y GROWTH FY’26 RECURRING REVENUE Avg. Annual Growth $1.2B HIGHLIGHTS 1 CQG acquisition expands our institutional capabilities across futures and options and contributed to a significant Q4 competitive win Extended trading is increasing demand for real-time trade processing and position management capabilities Agentic AI is driving a step-change in productivity and strong managed-services sales, with up to 30% Day 1 operational cost reduction for clients across Capital Markets and Wealth 2 3

6 …and modernizing Wealth Management $732M8%10% Y-O-Y GROWTH FY’26 RECURRING REVENUE Avg. Annual Growth FY'22 FY'23 FY'24 FY'25 FY'26 HIGHLIGHTS 1 2 3 Aviso platform go live and multiple expansions with leading banks highlight continued momentum in Canada Launching integrated digital assets platform in Canada and extending that capability to the U.S. Strong progress in onboarding U.S. wealth clients on to the Broadridge platform is leading to a growing pipeline of new opportunities Strong demand for asset servicing solutions driving growth in modular solutions $732M 4

Broadridge is building the infrastructure for tokenized markets

On-chain Governance

- First provider supporting proxy and disclosures across all three tokenized securities models
- Extending shareholder rights and regulatory disclosures to holders of Ondo's tokenized stocks and ETFs
- Embedding proxy voting and disclosure into Alpaca's brokerage infrastructure
- Delivering proxy voting across Galaxy's natively tokenized and traditional shares, with a unified issuer view across all holdings

Capital Markets

Tokenization

- DLR processes ~$357B of tokenized repo transactions daily; contracted volumes expected to double
- First intraday DLR trades live
- Taking DLR global to enable collateral mobility for G7 Govt. securities
- Announcing DLx, our multi-asset end-to-end tokenization platform

Institutional Trading

- Extending market connectivity across 26 digital asset venues
- Enabling crypto and tokenized asset order routing for brokers globally via FIX engines
- Powering post-trade infrastructure to support crypto, tokenized and traditional securities on a single integrated platform

Wealth Management

- Canadian digital asset wealth platform announced; launch expected by year-end subject to clients' regulatory approvals
- Expanding digital asset wealth capabilities into the US
- Enabling tokenized asset distribution via our wealth solutions

Broadridge
7

8 $ in millions, except per share data Q4’26 Inc./(Dec.) FY’26 Inc./(Dec.) Recurring revenues $1,542 8% $4,878 8% 8 7 Total revenues 2,220 7% 7,477 9% Operating income 546 10% 1,301 9% Adjusted Operating income (Non-GAAP) 598 7% 1,535 9% Adjusted Operating income margin (Non-GAAP) 26.9% (10bps) 20.5% 0bps Diluted earnings per share $3.44 9% $9.60 35% Adjusted Earnings per share (Non-GAAP) $3.82 8% $9.60 12% Closed sales $158 39% $305 6% Summary financial results Constant currency growth (Non-GAAP) 8% 8% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 26 – 34

9 ICS fourth quarter and fiscal year 2026 segment Recurring revenues $177 $158 $130 $590 Q4'25 Q4'26 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 8% 1% 7% 14% ICS Q4 RECURRING REVENUES ICS FISCAL YEAR RECURRING REVENUES $1,055 $ in millions; growth in constant currency +10% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 26 – 34 $753 $295 $480 $1,435 FY'25 FY'26 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 8% 5% 4% 12% $2,962 +8%

10 $732 $1,184 FY'25 FY'26 GTO fourth quarter and fiscal year 2026 segment Recurring revenues GTO Q4 RECURRING REVENUES GTO FISCAL YEAR RECURRING REVENUES Capital Markets Wealth & Investment Management $1,916 $ in millions; growth in constant currency Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 26 – 34 5% 10%$180 $307 Q4'25 Q4'26 Capital Markets Wealth & Investment Management $488 7% 1% +5% +7%

11 7% 3% 11% 15% 18% 12% 17% 15% 17% 11% 14% 7% 11% 11% 14% 6% 6% 5% 6% 7% 2% 15% 6% 7% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Key volume drivers: position and trade growth 15% 10% 13% 14% 14% 17% 11% 16% 15%INTERNAL TRADE GROWTH EQUITY & MUTUAL FUND/ETF POSITION GROWTH 1. Q4’25 equity position growth represented 56% of total fiscal year 2025 positions. Q1’25: 5% | Q2’25: 8% | Q3’25: 31% 2. Represents equity position growth that is revenue-generating and excludes the growth of fractional non-revenue positions. 3. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 4. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. FY’24 FY’25 FY’26 10Y Avg. Equity 6% 16% 16% 13% Equity Revenue N/A 12% 12% N/A MF / ETF 3% 7% 6% 7% Internal Trade Growth 13% 13% 15% 9% 1,3 2,3 3 4

12 $1,424 Q4'25 Recurring revenues Closed Sales Client Losses Internal Growth Acquisitions Q4'26 Rec. Rev. Constant Currency FX Q4'26 Recurring revenues Organic Growth: 7 pts RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 8% Fourth quarter 2026 Recurring revenue growth drivers ICS $959M 5 pts (2) pts 6 pt 1 pt 10% 0 pts $1055M GTO $465M 5 pts (3) pts 1 pt 2 pts 5% 0 pts $488M 5 pts (2) pts 4 pts 1 pt 8%0 pts8% Organic Growth: 9 pts $ in millions. Pts contribution to growth Organic Growth: 3 pts $1,542

13 $76 $63 $125 $53 $79 $114 $91 $73 $71 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 $2,065 Q4'25 Total Revenues Recurring Event-Driven Distribution FX Q4'26 Total Revenues FOURTH QUARTER 2026 TOTAL REVENUE GROWTH DRIVERS $66M FY’20-FY’26 QUARTERLY AVERAGE Fourth quarter 2026 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUES 6 pts (0) pts 2 pts 7% $ in millions. Pts contribution to growth $2,220 0 pts

14 Q4'25 Q4'26 Operating income margin and Adjusted Operating income margin 18.7% 19.8% 20.0% 20.5% FY'22 FY'23 FY'24 FY'25 FY'26 24.6%24.1% +110 bps +20 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) 26.9% +50 bps 27.0% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 26 – 34 Q4’26 OPERATING INCOME MARGIN FISCAL YEAR OPERATING INCOME MARGIN 20.5% +60 bps +0 bps 13.3% 15.4% 15.6% 17.3% 17.4%

15 FY'22 FY'23 FY'24 FY'25 FY'26 Closed sales $ in millions $342 FY'25 FY'26 $430 $470 $288 $246 CLOSED SALES RECURRING REVENUE BACKLOG 10% 10%% OF RECURRING REVENUE $305 $280 1. Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized 1

16 Free cash flow conversion FREE CASH FLOW CONVERSION1,2 1. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 26 – 34 2. Free cash flow conversion equals annual Free cash flow divided by Adjusted Net earnings 48% 90% 102% 104% 110% FY'22 FY'23 FY'24 FY'25 FY'26 $370 $748 $943 $1,056 $1,233FREE CASH FLOW $ in millions

17 SELECT CAPITAL ITEMS FISCAL YEAR 2026 Capital allocation $ in millions, except per share data 2 1 $443 $581 FY'22 FY'23 FY'24 FY'25 FY'26 TOTAL CAPITAL RETURNS $2.56 $2.90 $3.20 $3.52 $3.90 11% 13% 10% 10% 11% DIVIDENDS PER SHARE 6 $312 $253 $781 4 $475 YTD Net Share Repurchases YTD Dividends Paid $1,025 $46 $113 $283 $216 CapEx and Software Client Platform Investments M&A Value of Digital Assets Strategic investments $57 3 1. Includes Software purchases and capitalized internal use software. 2. Net investments on new client conversions, including development of platform capabilities. 3. As of June 30, 2026, Broadridge holds $216 million of Canton coins valued at $0.15 cents per coin and common stock and warrants in Canton Strategic Holdings, Inc. valued at $49 million. During 2026, Broadridge recognized a $227 million gain related to the value of its Canton coin holdings, which was excluded from its calculation of Adjusted EPS. 4. Total capital returns include dividends and share repurchases net of option proceeds. FY’26 annual dividend amount subject to Board declaration. $49 CNTN DATCanton Coins $265

18 Fiscal year 2027 guidance FY’27 GUIDANCE Recurring revenue growth constant currency (Non-GAAP) 6 – 8% Adjusted Operating income margin (Non-GAAP) ~21% Adjusted earnings per share growth (Non-GAAP) 8 – 12% Free cash flow conversion (Non-GAAP) 100%+ Closed sales $290 – $330M

Save the Date - Broadridge’s Investor Day Broadridge will host its Investor Day on December 8, 2026 in New York City Additional details to come

Appendix

21 Broadridge delivered on its 3-year growth objectives INVESTOR DAY FY23-FY26 GROWTH OBJECTIVES FY23-FY26 CAGR Organic Recurring revenue growth 5 – 8% 6% Recurring revenue growth constant currency (Non-GAAP) 7 – 9% 7% Adjusted Operating income margin expansion (bps/year) (Non-GAAP) 50+ 32 Adjusted earnings per share growth (Non-GAAP) 8 – 12% 11%

Supplemental reporting detail – product line reporting

(Unaudited)

Dollars in millions	2024 FY	2025 Q1	2025 Q2	2025 Q3	2025 Q4	2025 FY	2026 Q1	2026 Q2	2026 Q3	2026 Q4	2026 FY	YoY % Growth
Investor Communication Solutions ("ICS")												
Regulatory	$1,196	$190	$210	$365	$515	$1,281	$197	$249	$399	$590	$1,435	12%
Data-driven fund solutions	435	108	114	115	122	459	111	113	126	130	480	4%
Issuer	260	31	36	60	146	273	33	39	65	158	295	8%
Customer communications	683	164	179	199	176	719	177	189	209	177	753	5%
Total ICS Recurring revenues	**2,574**	**493**	**540**	**740**	**959**	**2,732**	**518**	**590**	**800**	**1,055**	**2,962**	8%
Equity and other	151	21	25	31	38	115	24	39	40	40	143	24%
Mutual funds	134	42	100	21	41	204	90	51	32	31	205	—%
Total ICS Event-driven revenues	**285**	**63**	**125**	**53**	**79**	**319**	**114**	**91**	**73**	**71**	**348**	9%
Distribution revenues	1,999	460	484	555	563	2,062	498	553	593	606	2,251	9%
Total ICS Revenues	**$4,858**	**$1,016**	**$1,149**	**$1,348**	**$1,601**	**$5,113**	**$1,130**	**$1,233**	**$1,465**	**$1,732**	**$5,561**	9%
Global Technology and Operations ("GTO")												
Capital markets	$1,049	$261	$279	$289	$285	$1,115	$281	$301	$295	$307	$1,184	6%
Wealth and investment management	600	146	161	175	179	661	179	180	193	180	732	11%
Total GTO Recurring revenues	**$1,649**	**$407**	**$440**	**$464**	**$465**	**$1,776**	**$459**	**481**	**488**	**488**	**$1,916**	8%
Total Revenues	**$6,507**	**$1,423**	**$1,589**	**$1,812**	**$2,065**	**$6,889**	**$1,589**	**$1,714**	**$1,954**	**$2,220**	**$7,477**	9%
Revenues by type												
Recurring revenues	$4,223	$900	$980	$1,204	$1,424	$4,508	$977	$1,070	$1,288	$1,542	$4,878	8%
Event-driven revenues	285	63	125	53	79	319	114	91	73	71	348	9%
Distribution revenues	1,999	460	484	555	563	2,062	498	553	593	606	2,251	9%
Total Revenues	**$6,507**	**$1,423**	**$1,589**	**$1,812**	**$2,065**	**$6,889**	**$1,589**	**$1,714**	**$1,954**	**$2,220**	**$7,477**	9%

Broadridge
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23 $4,508 FY'25 Recurring revenues Closed Sales Client Losses Internal Growth Acquisitions FY'26 Rec. Rev. Constant Currency FX FY'26 Recurring revenues RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 8% Fiscal year 2026 Recurring revenue growth drivers ICS $2,732M 5 pts (2) pts 4 pt 1 pts 8% 0 pts $2,962M GTO $1,776M 4 pts (2) pts 3 pts 2 pts 7% 1 pt $1,916M 5 pts (2) pts 3 pts 2 pts 8%1 pts8% Organic Growth: 7 pts $4,878 $ in millions. Pts contribution to growth Organic Growth: 4 pts Organic Growth: 6 pts

24 $175 $235 $269 $211 $285 $319 $348 FY'20 FY'21 FY'22 FY'23 FY'24 FY'25 FY'26 FISCAL YEAR 2026 EVENT-DRIVEN REVENUES FISCAL YEAR 2026 TOTAL REVENUE GROWTH DRIVERS Fiscal year 2026 Total revenue growth drivers $6,889 $7,477 FY'25 Total Revenues Recurring Event-Driven Distribution FX FY'26 Total Revenues 5 pts 0 pts 3 pts 8%0 pts $ in millions. Pts contribution to growth $263M FY’20-FY’26 AVERAGE

Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non- GAAP Measures

26 Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Adjusted EBITDA, Adjusted EBITDAR, Adjusted Debt, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share, Adjusted EBITDA, Adjusted EBITDAR, and Adjusted Debt, Free Cash Flow, Free Cash Flow Conversion, Recurring revenue growth constant currency These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items, the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, which represent non-cash amortization expenses associated with the Company's acquisition activities. (ii) Acquisition and Integration Costs, which represent certain transaction and integration costs associated with the Company’s acquisition activities. (iii) Restructuring and Other Related Costs. which represent severance and other costs related to the closure of substantially all operations of a production facility. (iv) Gains or Losses on Digital Assets, which represent the unrealized gains or losses, as applicable, related to the mark to market of the Company's digital asset holdings and the realized and unrealized gains or losses, as applicable, associated with the Canton Digital Asset Treasury transaction. (v) Litigation Settlement Charges, which represent the reserve established during the third and fourth quarter of fiscal year 2024 related to the settlement of claims. (vi) Russia-Related Exit Costs, which are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. (vii) Real Estate Realignment and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses (viii) Investment Gains, which represent non-operating, non-cash gains on privately held investments.

27 Non-GAAP measures We exclude Acquisition and Integration Costs, Restructuring and Other Related Costs, Gains or Losses on Digital Assets, Litigation Settlement Charges, Russia-Related Exit Costs, Real Estate Realignment and Covid-19 Related Expenses, and Investment Gains from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free cash flow and Free cash flow conversion In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year.

28 Reconciliation of GAAP to Non-GAAP measures (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 8% 1% 5% Impact of foreign currency exchange (1%) 0% 0% Recurring revenue growth constant currency (Non-GAAP) 7% 1% 5% Three Months Ended June 30, 2026 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 14% 7% 8% 1% 10% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 14% 7% 8% 1% 10% Consolidated Total Recurring revenue growth (GAAP) 8% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 8%

29 Reconciliation of GAAP to Non-GAAP measures (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 6% 11% 8% Impact of foreign currency exchange (1%) (1%) (1%) Recurring revenue growth constant currency (Non-GAAP) 5% 10% 7% Fiscal Year Ended June 30, 2026 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 12% 4% 8% 5% 8% Impact of foreign currency exchange 0% (1%) 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 12% 4% 8% 5% 8% Consolidated Total Recurring revenue growth (GAAP) 8% Impact of foreign currency exchange (1%) Recurring revenue growth constant currency (Non-GAAP) 8%

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

Dollars in millions	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Fiscal Year Ended June 30, 2026	Fiscal Year Ended June 30, 2025	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
Operating income (GAAP)	$546.2	$498.6	$1,300.6	$1,188.6	$1,017.1	$936.4	$759.9
Adjustments:							
Amortization of Acquired Intangibles and Purchased Intellectual Property	48.3	50.0	203.6	196.6	200.3	214.4	250.2
Acquisition and Integration Costs	3.3	7.0	17.5	18.3	3.9	15.8	24.5
Restructuring and other Related Costs (a)	—	2.0	13.2	7.4	63.0	20.4	—
Litigation Settlement Charges	—	—	—	—	18.4	—	—
Russia-Related Exit Costs (b)	—	—	—	—	—	12.1	1.4
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	—	—	—	30.5
Adjusted Operating income (Non-GAAP)	**$597.9**	**$557.6**	**$1,534.8**	**$1,410.9**	**$1,302.8**	**$1,199.1**	**$1,066.4**
Operating income margin (GAAP)	24.6%	24.1%	17.4%	17.3%	15.6%	15.4%	13.3%
Adjusted Operating income margin (Non-GAAP)	26.9%	27.0%	20.5%	20.5%	20.0%	19.8%	18.7%

(a) Restructuring and Other Related Costs for the fiscal years ended June 30, 2026 and 2025 consist of severance and other costs related to the closure of substantially all operations of a production facility. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other. Actions and associated costs related to the closure were completed in the third quarter of fiscal year 2026.

Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative and a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million and Covid-19 Related Expenses were $7.5 million for the fiscal year ended June 30, 2022.

Broadridge

30

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

Dollars in millions	Fiscal Year Ended June 30, 2026	2025	2024	2023	2022
Net cash flows from operating activities (GAAP)	$ 1,345.6	$1,171.3	$1,056.2	$823.3	$443.5
Capital expenditures and Software purchases and capitalized internal use software	(112.6)	(114.9)	(113.0)	(75.2)	(73.1)
Free cash flow (Non-GAAP)	**$ 1,233.0**	**$1,056.4**	**$943.2**	**$748.2**	**$370.4**

	Three Months Ended June 30,		Fiscal Year Ended June 30,				
Dollars in millions	2026	2025	2026	2025	2024	2023	2022
Net earnings (GAAP)	$398.0	$374.2	$1,124.3	$839.5	$698.1	$630.6	$539.1
Adjustments:							
Amortization of Acquired Intangibles and Purchased Intellectual Property	48.3	50.0	203.6	196.6	200.3	214.4	250.2
Acquisition and Integration Costs	3.3	7.0	17.5	18.3	3.9	15.8	24.5
Restructuring and Other Related Costs (a)	—	2.0	13.2	7.4	63.0	20.4	—
Gains or Losses on Digital Assets	11.3	—	(227.0)	—	—	—	—
Litigation Settlement Charges	—	—	—	—	18.4	—	—
Russia-Related Exit Costs (b)	—	—	—	—	—	10.9	1.4
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	—	—	—	30.5
Investment Gains	(7.3)	—	(7.3)	—	—	—	(14.2)
Subtotal of adjustments	55.6	59.0	(0.1)	222.3	285.6	261.6	292.3
Tax impact of adjustments (d)	(12.0)	(13.2)	0.0	(50.4)	(62.6)	(57.5)	(65.7)
Adjusted Net earnings (Non-GAAP)	**$441.6**	**$420.0**	**$1,124.2**	**$1,011.5**	**$921.2**	**$834.6**	**$765.7**
Free cash flow conversion (Non-GAAP) (e)			**110 %**	**104 %**	**102 %**	**90 %**	**48 %**

(a) Restructuring and Other Related Costs for the fiscal years ended June 30, 2026 and 2025 consist of severance and other costs related to the closure of substantially all operations of a production facility. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other. Actions and associated costs related to the closure were completed in the third quarter of fiscal year 2026.

Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative and a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses were $23.0 million and Covid-19 Related Expenses were $7.5 million for the fiscal year ended June 30, 2022.

(d) Calculated using the GAAP effective tax rate, adjusted to exclude $0.0 million and $9.0 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2026 and 2025, respectively, and $2.5 million, $20.5 million, $12.9 million, $10.4 million, and $18.1 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2026, 2025, 2024, 2023, and 2022, respectively.

(e) Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period.

Broadridge

31

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

Dollars in millions, except per share amounts	Three Months Ended June 30,		Fiscal Year Ended June 30,				
	2026	2025	2026	2025	2024	2023	2022
Diluted earnings per share (GAAP)	$3.44	$3.16	$9.60	$7.10	$5.86	$5.30	$4.55
Adjustments:							
Amortization of Acquired Intangibles and Purchased Intellectual Property	0.42	0.42	1.74	1.66	1.68	1.80	2.11
Acquisition and Integration Costs	0.03	0.06	0.15	0.15	0.03	0.13	0.21
Restructuring and other Related Costs (a)	—	0.02	0.11	0.06	0.53	0.17	—
Gains or Losses on Digital Assets	0.10	—	(1.94)	—	—	—	—
Litigation Settlement Charges	—	—	—	—	0.15	—	—
Russia-Related Exit Costs (b)	—	—	—	—	—	0.09	0.01
Real Estate Realignment and Covid-19 Related Expenses (c)	—	—	—	—	—	—	0.26
Investment Gains	(0.06)	—	(0.06)	—	—	—	(0.12)
Subtotal of adjustments	0.48	0.50	—	1.88	2.40	2.20	2.47
Tax impact of adjustments (d)	(0.10)	(0.11)	—	(0.43)	(0.53)	(0.48)	(0.55)
Adjusted earnings per share (Non-GAAP)	**$3.82**	**$3.55**	**$9.60**	**$8.55**	**$7.73**	**$7.01**	**$6.46**

(a) Restructuring and Other Related Costs for the fiscal years ended June 30, 2026 and 2025 consist of severance and other costs related to the closure of substantially all operations of a production facility. Costs incurred are not reflected in segment profit and are recorded within Corporate and Other. Actions and associated costs related to the closure were completed in the third quarter of fiscal year 2026.

Restructuring and Other Related Costs for the fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative and a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(c) Real Estate Realignment Expenses impacted Adjusted Earnings per share $0.19 for the fiscal year ended June 30, 2022.

(d) Calculated using the GAAP effective tax rate, adjusted to exclude $— million and $9.0 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2026 and 2025, respectively, and $2.5 million, $20.5 million, $12.9 million, $10.4 million, and $18.1 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2026, 2025, 2024, 2023, and 2022, respectively.

Broadridge

32

33 Reconciliation of GAAP to Non-GAAP measures (Unaudited) Fiscal Year Ended June 30 Dollars in millions 2026 2025 Net Earnings $1,124.3 $839.5 Provision for Income Taxes 321.6 219.2 Interest expense, net 99.9 122.7 Other non-operating expenses (income) (245.2) 7.1 Operating income $1,300.6 $1,188.6 Non-GAAP Adjustments Depreciation and amortization 137.7 130.7 Amortization of acquired intangibles and purchased intellectual property 203.6 196.6 Amortization of other assets 167.1 170.8 Acquisition and integration costs 17.5 18.3 Restructuring and other related costs 13.2 7.4 Adjusted EBITDA (Non-GAAP) $1,839.6 $1,712.4 Operating lease costs 47.9 41.3 Adjusted EBITDAR (Non-GAAP) $1,887.5 $1,753.7 Total Debt $3,254.6 $3,252.3 Adjustments Present Value of Operating Lease Liabilities 262.9 206.7 SERP / SORP Liability 65.9 62.6 Adjusted Debt $3,583.4 $3,521.6 Total Debt to Adjusted EBITDA (Non-GAAP) 1.8x 1.9x Adjusted Debt to Adjusted EBITDAR (Non-GAAP) 1.9x 2.0x

34 Fiscal Year 2027 FY27 Recurring revenue growth Impact of foreign currency exchange (a) (0%) – 0% Recurring revenue growth constant currency (Non-GAAP) 6 - 8% FY27 Adjusted Operating income margin (b)(e) Operating income margin % (GAAP) ~19% Adjusted Operating income margin % (Non-GAAP) ~21% FY27 Adjusted earnings per share growth rate (c)(e) Diluted earnings per share (GAAP) (4%) - 0% Adjusted earnings per share (Non-GAAP) 8 - 12% FY27 Free cash flow conversion (d) 100%+ Cash flow from operating activities relative to net earnings (GAAP) 100%+ Free cash flow conversion rate (Non-GAAP) (Unaudited) (a) Based on forward rates as of July 2026. (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the approximately $145 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Restructuring and Other Related Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the approximately $0.99 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Restructuring and Other Related Costs, and is calculated using diluted shares outstanding. (d) Free cash flow conversion guidance (Non-GAAP) is adjusted to exclude approximately $118 million of Capital expenditures as well as Software purchases and capitalized internal use software (e) Excludes Gains and Losses on Digital Assets as they are not capable of being forecasted. Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2027 guidance

Broadridge Fiscal Fourth Quarter 2026 Earnings Conference Call Contacts W. Edings Thibault broadridgeir@broadridge.com Live Call Information Date: August 4, 2026 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through August 11, 2026 Domestic Dial-In: 1-855-669-9658 Access Code: 1307113 International Toll Dial-In: 1-412-317-0088 Passcode: 1307113 Click here for dial-ins by country